UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
February 2, 2007
Date of report (Date of earliest event reported)
Wireless Ronin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-33169	41-1967918
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
14700 Martin Drive
Eden Prairie, Minnesota 55344
(Address of principal executive offices, including zip code)
(952) 564-3500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e) We held a special meeting of shareholders on February 2, 2007. At such meeting, our shareholders approved (1) our 2006 Equity Incentive Plan, (2) our 2006 Non-Employee Director Stock Option Plan, and (3) the issuance of warrants to purchase common stock to certain members of our management and a former member of our board of directors. A description of each of the foregoing plans, including details regarding the awards made to date thereunder, and the foregoing warrants appears below.
2006 Equity Incentive Plan
     Overview. On February 2, 2007, our shareholders approved the Wireless Ronin Technologies, Inc. 2006 Equity Incentive Plan (the “EIP”). A total of 1,000,000 shares of common stock has been reserved for issuance under the EIP. No individual may receive an award to purchase more than 300,000 shares under the EIP in any calendar year. As of February 2, 2007, we had 275,668 shares available for issuance under the EIP. A general description of the EIP is set forth below, but such description is qualified in its entirety by reference to the full text of the EIP, which is incorporated by reference at Exhibit 10.1 to this report. The form of non-qualified stock option agreement utilized under the EIP is incorporated by reference at Exhibit 10.2 to this report.
     Purpose. The purpose of the EIP is to permit the board to develop and implement a variety of stock-based programs based on the changing needs of the company. The board and senior management of the company believe it is in the best interests of the company’s shareholders for officers, employees and certain other persons to own stock in the company and that such ownership will enhance the company’s ability to attract highly qualified personnel, strengthen its retention capabilities, enhance the long-term performance of the company to vest in participants a proprietary interest in the success of the company and to provide certain “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code (the “Code”).
     Administration. The EIP is administered by the compensation committee of our board of directors. All awards to participants are granted by the committee which consists of at least two directors, each of whom is both a “non-employee director” within the meaning of Exchange Act Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Subject to the provisions of the EIP, the committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions.
     Eligibility. Under the EIP, the committee may grant awards to employees and non-employee individual consultants or independent contractors providing services to our company or any present or future parent or subsidiary corporation or other affiliated entity of our company. While the committee may grant ISOs only to employees, the committee may grant Non-ISOs, warrants, restricted stock, restricted stock units, stock appreciation rights, stock awards and performance awards to any eligible participants. Stock bonuses and other awards that are valued by reference to, or otherwise based upon, our common stock, including without limitation dividend equivalents may also be granted under the EIP, either alone or in conjunction with other awards. Cash bonuses may be awarded in connection with an award of restricted stock, restricted stock units (“RSUs”) or a stock bonus as performance-based compensation, and, if awarded, will be distributed at the time the recipient recognizes taxable income in connection with the awards. As of February 2, 2007, we had 30 employees, including five executive officers, who are eligible to participate in the EIP. Under the EIP, the committee has not granted awards to non-employee service providers and does not currently anticipate any change in that practice.
     Exercise Price. The exercise price of each option granted under the EIP may not be less than the fair market value of a share of our common stock on the date of grant. However, any ISO granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock or of any parent or subsidiary corporation must have an exercise price equal to at least 110% of the fair market value of a share of our common stock on the date of grant and any such options must not be exercised after the expiration of five years from the date of grant.
     Change in Control. In the event of a change in control of our company, and provided that an award agreement does not include contrary provisions, awards will become exercisable and nonforfeitable, as follows: any stock options and SARs outstanding as of the date of such change in control which are not then exercisable and vested, will become fully exercisable and vested; the restrictions and deferral limitations applicable to any restricted stock and RSUs will lapse, and such restricted stock and RSUs will become free of all restrictions and become fully vested; all performance awards will be considered to be earned and payable in full; and any deferral or other restriction will lapse and such performance awards will be settled in cash or shares, as determined by the committee. All restrictions on other awards will similarly lapse and such awards will become free of all restrictions and fully vested. Upon a change in control, the committee may determine that some or all recipients holding outstanding awards will receive, with respect to some or all of such awards, as of the effective date of the change in control, cash in an amount equal to the excess of the fair market value of such awards immediately prior to the effective date of the change in control over the exercise price per share of such awards.
     Outstanding Awards. The following table shows the awards that have been granted under the EIP as of February 2, 2007. The outstanding awards to our principal executive officer, our principal financial officer, the other named executive officer, our executive officers as a group, our non-executive directors as a group, and our non-executive officers as a group are set forth in the following table and the related footnotes.

Name and Position	Number of Shares

Jeffrey C. Mack Chairman, President, Chief Executive Officer and Director	291,666	(1)
John A. Witham Chief Financial Officer and Executive Vice President	141,666	(2)
Scott W. Koller Senior Vice President, Sales and Marketing	95,000	(3)
Executive Group	699,332	(4)
Non-Executive Director Group	—
Non-Executive Officer Employee Group	25,000

(1)	Represents (a) a five-year option for the purchase of 166,666 shares of common stock at $4.00 per share, which vested 25% on March 30, 2006 and vests 25% on each of March 30, 2007, March 30, 2008 and March 30, 2009, and (b) a five-year option for the purchase of 125,000 shares of common stock at $5.65, which vests 25% on each of January 1, 2008, January 1, 2009, January 1, 2010 and January 1, 2011.

(2)	Represents (a) a five-year option for the purchase of 66,666 shares of common stock at $4.00 per share, which vested 25% on March 30, 2006 and vests 25% on each of March 30, 2007, March 30, 2008 and March 30, 2009, and (b) a five-year option for the purchase of 75,000 shares of common stock at $5.65, which vests 25% on each of January 1, 2008, January 1, 2009, January 1, 2010 and January 1, 2011.

(3)	Represents a five-year option for the purchase of 95,000 shares of common stock at $5.65 per share, which vests 25% on each of January 1, 2008, January 1, 2009, January 1, 2010 and January 1, 2011.

(4)	In addition to the awards specifically listed in this table, this entry includes (a) a five-year option for the purchase of 75,000 shares of common stock at $5.65 per share held by Christopher F. Ebbert, our Executive Vice President and Chief Technology Officer, which vests 25% on each of January 1, 2008, January 1, 2009, January 1, 2010 and January 1, 2011, (b) a 90-day option for the purchase of 15,000 shares of common stock at $5.65 per share held by Stephen E. Jacobs, our Executive Vice President and Secretary, which vested in full on February 2, 2007, (c) a five-year option for the purchase of 50,000 shares of common stock at $5.65 per share held by Brian S. Anderson, our Vice President and Controller, which vests 25% on each of January 1, 2008, January 1, 2009, January 1, 2010 and January 1, 2011, (d) a five-year option for the purchase of 25,000 shares of common stock at $6.25 per share held by Mr. Anderson, which vested 25% on December 11, 2006 and vests 25% on each of December 11, 2007, December 11, 2008 and December 11, 2009, and (e) a restricted stock award for 6,000 shares held by Mr. Anderson, which vests in full on January 1, 2008, subject to Mr. Anderson being employed by us on such date.
2006 Non-Employee Director Stock Option Plan
     Overview. On February 2, 2007, our shareholders approved the Wireless Ronin Technologies, Inc. 2006 Non-Employee Director Stock Option Plan (the “DSOP”). A total of 510,000 shares of common stock has been reserved for issuance under the DSOP. Under the DSOP, non-employee members of the board of directors are automatically awarded non-statutory options to purchase shares of common stock. As of February 2, 2007, we had 280,000 shares available for issuance under the DSOP. A general description of the DSOP is set forth below, but such description is qualified in its entirety by reference to the full text of the DSOP, which is incorporated by reference at Exhibit 10.3 to this report. The form of stock option agreement utilized under the DSOP is incorporated by reference at Exhibit 10.4 to this report.

     Purpose. The purpose of the DSOP is to attract and retain the best available individuals to serve as our directors, to provide additional incentive to our non-employee directors to serve as directors and to encourage continued service by such persons on the board.
     Administration. The DSOP is administered by the compensation committee of the board of directors. This committee has complete discretion to interpret the DSOP and to make all other decisions relating to the operation of the DSOP. This committee also has the authority to accelerate the vesting of, or extend the duration of, any option granted under the DSOP.
     Eligibility. Individuals who serve as our non-employee directors, including persons who were non-employee directors on February 27, 2006, or who subsequently become non-employee directors, are eligible to participate in the DSOP. As of February 2, 2007, we had five non-employee directors.
     Exercise Price. The exercise price for an option granted under the DSOP may not be less than 100% of the fair market value of the common stock on the option grant date. Upon exercise, the consideration to be paid for the shares to be issued may be paid in cash or in such other form of consideration as the board or compensation committee may determine to be appropriate.
     Change in Control. Upon a change in control (as defined in the DSOP), an award will become fully exercisable as to all shares subject to such award. Upon a change in control, the committee may determine that some or all optionees holding outstanding options will receive, with respect to some or all of such options, as of the effective date of the change in control, cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of the change in control over the exercise price per share of such options.
     Automatic Option Grants. Each person who is a non-employee director, including a person who was a non-employee director on February 27, 2006 or who subsequently becomes a non-employee director whether by election by the shareholders or election by the board to fill a vacancy on the board, will be entitled to a one-time grant of an option to purchase 40,000 shares of common stock. The option will be exercisable as to 10,000 shares on the date of grant and will be exercisable as to an additional 10,000 shares, if the optionee is then a director, on each subsequent date of reelection to the board by the shareholders of the company.
     Outstanding Awards. As of February 2, 2007, options for the purchase of an aggregate of 230,000 shares of common stock had been awarded under the DSOP to our non-employee directors. In particular, this number reflects (a) five-year options for the purchase of 40,000 shares of common stock at $4.00 per share held by each of Messrs. Barnum, Moudry, Schnell, Shockley and Walking Eagle, each a current director, and (b) five-year options for the purchase of 10,000 shares of common stock at $4.00 per share held by each of Messrs. Butzow and Frank and Ms. Haugerud, each a former director (because these persons are former directors, the vesting of their original options for 40,000 shares ceased at 10,000 shares). The options held by our current directors vest 25% on the date of grant and 25% on each subsequent reelection to the board thereafter.
Issuance of Warrants to Purchase Common Stock
     On February 2, 2007, our shareholders approved the issuance of warrants to purchase shares of our common stock to certain members of our management for services provided by such individuals. A description of the warrant grants is set forth below, but such description is qualified in its entirety by reference to the form of warrant agreement, which is incorporated by reference at Exhibit 10.5 to this report.
     The shareholder-approved warrants granted to our principal executive officer, our principal financial officer, the other named executive officer, our executive officers as a group, our non-executive directors as a group, and our non-executive officers as a group are set forth in the following table and the related footnotes. Each of these warrants became exercisable in full on February 2, 2007.

Name and Position	Number of Shares		Exercise Price	Expiration Date

Jeffrey C. Mack Chairman, President, Chief Executive Officer And Director	21,666		$9.00	March 31, 2011
John A. Witham Chief Financial Officer and Executive Vice President	22,222		$9.00	January 18, 2011
Scott W. Koller Senior Vice President, Sales and Marketing	11,111		$9.00	March 24, 2011
Executive Group	84,999	(1)	(1)	(1)
Non-Executive Director Group	—		—	—
Non-Executive Officer Employee Group	11,111	(2)	$9.00	March 24, 2011

(1)	In addition to the warrants specifically listed in this table, this entry includes 15,000 shares of common stock underlying a warrant issued to Christopher F. Ebbert, our Executive Vice President and Chief Technology Officer, with an exercise price of $9.00 and an expiration date of March 31, 2011, and 15,000 shares of common stock underlying a warrant issued to Stephen E. Jacobs, our Executive Vice President and Secretary, with an exercise price of $9.00 and an expiration date of March 31, 2011.

(2)	Represents 11,111 shares of common stock underlying a warrant issued to Michael Hopkins, a former director, a former Executive Vice President and a current employee.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.
     See “Exhibit Index.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2007	Wireless Ronin Technologies, Inc.
	By:	/s/ John A. Witham
John A. Witham
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Wireless Ronin Technologies, Inc. 2006 Equity Incentive Plan (incorporated by reference to our Definitive Proxy Statement on Schedule 14A filed on December 26, 2006 (File No. 001-33169)).
10.2	Form of Non-Qualified Stock Option Agreement Granted under the Wireless Ronin Technologies, Inc. 2006 Equity Incentive Plan (incorporated by reference to our Registration Statement on Form SB-2 filed on August 29, 2006 (File No. 333-136972)).
10.3	Wireless Ronin Technologies, Inc. 2006 Non-Employee Director Stock Option Plan (incorporated by reference to our Definitive Proxy Statement on Schedule 14A filed on December 26, 2006 (File No. 001-33169)).
10.4	Form of Stock Option Agreement Granted under the Wireless Ronin Technologies, Inc. 2006 Non-Employee Director Stock Option Plan (incorporated by reference to our Pre-Effective Amendment No. 2 to Form SB-2 filed on October 30, 2006 (File No. 333-136972)).
10.5	Wireless Ronin Technologies, Inc. Form of Warrant (incorporated by reference to our Definitive Proxy Statement on Schedule 14A filed on December 26, 2006 (File No. 001-33169)).